                                                                    EXHIBIT 10.1

                              Home Properties, L.P.
                          Amendment No. Eighty-Eight to
                           Second Amended and Restated
                        Agreement of Limited Partnership

Effective  March 28,  2007,  "Schedule  A" to the Second  Amended  and  Restated
Agreement of Limited  Partnership  of Home  Properties,  L.P. (the  "Partnership
Agreement")  is hereby  amended to reflect the  issuance of limited  partnership interests to the former  partners/members  of Dunfield  LLLP,  Dunhaven  Limited
Partnership,  Walther LLLP and JARMHL,  LLC. The new partners and their  limited partnership interests are listed on Exhibit A attached hereto.

GENERAL PARTNER
Home Properties, Inc.

/s/ Ann M. McCormick
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Ann M. McCormick
Secretary

LIMITED PARTNERS LISTED ON SCHEDULE A
By: Home Properties, Inc.
      as attorney-in-fact

/s/ Ann M. McCormick
----------------------------------------------
Ann M. McCormick
Secretary

(Schedule  A  setting  forth the  names,  addresses,  number  of units  held and percentage  interest of the partners has been omitted and will be furnished upon request).

                         AMENDMENT NO. 89 TO THE SECOND
                        AMENDED AND RESTATED AGREEMENT OF
                  LIMITED PARTNERSHIP OF HOME PROPERTIES, L.P.

This  AMENDMENT No. 89 TO THE SECOND  AMENDED AND RESTATED  AGREEMENT OF LIMITED
PARTNERSHIP  OF  HOME  PROPERTIES,  L.P.,  dated  as  of  April  2,  2007  (this
"Amendment"), is being executed by Home Properties, Inc., a Maryland corporation
(the "General Partner"), as the general partner of Home Properties,  L.P., a New
York  limited  partnership  (the  "Partnership"),   pursuant  to  the  authority
conferred on the General  Partner by  Section 9.10(b)(iv)  of the Second Amended
and Restated Agreement of Limited Partnership of Home Properties, L.P., dated as of  September  23,  1997 (the  "Agreement").  Capitalized  terms  used,  but not otherwise defined herein, shall have the respective meanings ascribed thereto in the Agreement.

NOW, THEREFORE,  in consideration of the foregoing,  and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged:

1.   The  Agreement  is hereby  amended to revise the first  sentence of Section
     1.65 to read as follows:

     "With  respect  to  Distributions,  the same date on which  record is to be taken for  purposes  of any  dividend  payment  to be made on shares of the
     Common Stock of the General Partner after reflecting  assignments effective as of such day."

2.   Except as specifically amended hereby, the terms, covenants, provisions and conditions of the Agreement  shall remain  unmodified  and continue in full force  and  effect  and,  except  as  amended  hereby,  all of  the  terms, covenants,  provisions and conditions of the Agreement are hereby  ratified and confirmed in all respects.

     IN WITNESS  WHEREOF,  this Amendment has been executed as of the date first written above,

                       GENERAL PARTNER:

                       HOME PROPERTIES, INC.

                       By       /s/ Ann M. McCormick
                                ----------------------------------------------
                                Name: Ann M. McCormick

                                Title:  Executive Vice President and Secretary